UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854

(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2004 – OCTOBER 31, 2005

                                         (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

MANAGERS AMG FUNDS

Rorer Large-Cap Fund

Rorer Mid-Cap Fund

October 31, 2005

RORER LARGE-CAP FUND

RORER MID-CAP FUND

Annual Report

October 31, 2005

Nothing contained herein is to be considered an offer or sale or a solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Over the past 12 months the markets have been beset with a number of difficult and unpredictable challenges, including a massive tsunami in Southeast Asia; continuing strife in the Middle East; numerous terrorist incidents; multiple hurricanes in the Gulf of Mexico; and a significant rise in energy prices. We are fortunate that the stock and bond markets have continued to perform so well under these circumstances.

These events serve to remind us that no one can predict the events that are going to shape the markets in coming months. This reinforces our belief that to invest successfully in an uncertain world you have to diversify your investments and be patient.

Most people think of diversification as holding different types of stocks and bonds, but we believe that there is another type of diversification that receives too little notice, and that is diversification by investment manager and holdings. Simply put, no single approach is going to succeed in every kind of market—some growth stock managers will be successful in a rising market, and some will be more successful in a stagnant market. This can be an issue with some investment firms that adhere to only one method of looking at the markets.

That is a major benefit that we bring you at Managers Funds —since we hire subadvisors (outside investment managers) to run our portfolios, we offer you a wide selection of very different investment styles to choose from, sometimes within the same asset class. Invest in multiple Managers Funds, and you can get managers with very different approaches and holdings, helping you reduce the risks created by changing economic conditions and natural and man-made events, such as those of the past 12 months.

We also believe that once you have made your manager selection, you must be patient. On the home page of our Web site at www.managersinvest.com, you will find a short article entitled “Stay Invested for the Long Term” that highlights how important it is to consistently stay in the market rather than trying to time the market. We think the implication is clear: to be successful in the market over the long term, select a wide variety of investments giving you good diversification, invest regularly and stick with your investment plan no matter what events dominate the news.

We invite you to visit our Web site on an ongoing basis to stay in tune with your Managers Funds’ holdings. The Web site provides detailed profiles of our subadvisors and their investment styles, as well as quarterly commentary on each Fund. If you have any questions, please do call us at 800.835.3879. Thank you for investing with Managers Funds.

Sincerely,

Peter M. Lebovitz
President
Managers AMG Funds

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. These Funds incur only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2005	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period*
Rorer Large-Cap Fund
Based on Actual Fund Return	$1,000	$1,062	$7.28
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.12
Rorer Mid-Cap Fund
Based on Actual Fund Return	$1,000	$1,076	$7.32
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.12

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers AMG Funds

Portfolio Manager Comments

Market Review and Outlook:

The end of 2004 was characterized with yet another strong fourth quarter rally. Improving corporate profits and the re-election of the standing President both contributed to a strong November and December in the U.S. stock market. Following the strong fourth quarter, however, the market gave a little bit of the gains back in the first quarter as investors started to become more concerned about rising energy prices and its potential impact on inflation. For all of 2005 through October 31st, the market was essentially flat, and traded within a 5% range up or down. Throughout the year the Federal Reserve continued a steady policy of raising rates 25 basis points every time they met. Higher short-term rates and higher energy prices both weighed on the market throughout the year, while strong corporate profits and a healthy housing market helped create more optimism in the marketplace.

At Rorer Asset Management we believe that broad based inflation concerns are overblown. Though corporations have recorded strong profit growth through 2005, pricing power has generally been weak. As the lagged effect of increased interest rates and oil prices catch up with consumer spending, both here and abroad, we believe economic growth will slow as we enter 2006. We do not believe economic growth will stop, just that it will slow in 2006 before accelerating again in 2007. Our economic outlook is for a mid cycle slowdown during an extended economic expansion. We also feel the Fed will soon end its practice of raising short-term rates and that long-term rates will not move up materially from where they are now.

At Rorer Asset Management, our goal has always been, and continues to be, to invest in the highest quality companies possible and at the most attractive prices. By strictly adhering to our strict disciplines, we are confident that our clients will continue to be beneficiaries of improved relative valuations for the high quality securities we purchase for the Funds.

Rorer Large-Cap Fund

Portfolio Manager Comments

Rorer Large-Cap Fund:

The Large-Cap Fund returned 11.23% for the fiscal year ended October 31, 2005 (“the period”) and handily outperformed its primary benchmark, the S&P 500 Index, which returned 8.72% for the same period.

The strong relative performance of the Fund was driven primarily by favorable stock selection in most of the sectors. In fact, all of the outperformance during the period came from good stock selection, while sector weightings added nothing to the Fund’s solid outperformance.

During the 12-month period, the best performing sector by far in both the S&P 500 and the Fund was energy, which was up over 30% in both. Although the Large-Cap Fund kept near a market weight in this sector throughout the year, stock selection within the energy sector generated a slightly better return than that of the index. The strongest contributions to relative returns for the period, however, came from the Health Care and Information Technology sectors. Within Health Care, the Fund benefited from the strong performance of CIGNA, which rose almost 83% for the period. Estimated earnings for CIGNA increased by about 30% during the course of the year as management focused on productivity enhancements, which clearly flowed through to the bottom line. Other good performers in the Health Care sector included Amgen and Baxter International. Amgen’s revenue growth has been stronger than expected this year on strong product sales and better than expected government reimbursement rates. Additionally, its pipeline of potential new products is gaining recognition in the market. For Baxter, financial restructuring combined with a successful new product introduction is fueling an earnings recovery.

In the Technology area, Corning was up about 75% during the year, as its glass manufacturing business for high-end televisions thrived. Hewlett-Packard also performed very well as investors became more interested in the company’s very profitable printer business and new management improved overall execution. Another strong performer in the Technology area during the year was Motorola, which also benefited from new management and greater consumer interest for electronic items. Other stocks that boosted the Fund’s performance included AFLAC and Goldman Sachs within the Financial sector. AFLAC improved its revenue growth in both the U.S. and Japan, while management reiterated its commitment to 15% EPS growth for next year. Goldman benefited from its superior position as a leading merger and acquisition advisor, while also producing solid results in its trading business.

Despite the Fund’s outperformance, there were a few stocks that disappointed during the year. The media sector in general was a poor performer. Two stocks that underperformed in this area were Echostar, the satellite television company, and Viacom. Echostar was subsequently sold after it triggered the Fund’s 15% stop/loss discipline, though Viacom continues to be held. The management of Viacom decided to split the company into two companies at the end of 2005 in hopes of reviving its languishing stock price.

The Large-Cap Fund was also hurt during the year due to its lack of exposure to the utility sector. The utility sector was the second best performing sector during the year, up over 20%, but the portfolio did not own stocks in this area. The relative impact on overall performance was marginal, however, since utilities started the year as the smallest of the ten sectors within the S&P 500.

Rorer Large-Cap Fund

Portfolio Manager Comments (continued)

As of the end of the period, the Fund was overweight in the Health Care sector and Information Technology sector and underweight in Utilities and Industrials. We feel stocks with above average earnings growth prospects are attractively priced in the marketplace right now and we continue to add stocks that have both attractive relative valuations and positive earnings momentum.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in an account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

The views expressed represent the opinions of Rorer Asset Management, LLC as of 10/31/05 and are not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

Rorer Large-Cap’s cumulative total return is based on the daily change in nest asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in the Rorer Large-Cap Fund on December 19, 2001, (commencement of operations) to a $10,000 investment made in the Index for the same time period. The listed returns for the Fund are net of expenses and the returns for the Index exclude expenses. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

Rorer Large-Cap Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the Rorer Large-Cap Fund and the S&P 500 Index since inception through October 31, 2005.

Average Annualized Total Returns:

	One Year	Since Inception*
Rorer Large-Cap Fund	11.23%	1.11%
S&P 500 Index	8.72%	3.03%

*	Commencement of operations was December 19, 2001.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our web site at www.managersinvest.com.

Rorer Mid-Cap Fund

Portfolio Manager Comments

Rorer Mid-Cap Fund:

The Mid-Cap Fund returned 8.49% for the fiscal year ended October 31, 2005 (the “period”), trailing its benchmark, the S&P MidCap 400, which returned 17.65% for the same period.

While this relative performance is below our expectations, on an absolute basis performance was solid. Our decision to carry an overweight in the Energy sector paid off handsomely, as it was the best performing sector of the market over the last 12 months, and we had excellent stock selection in this sector. Notably, Patterson Energy rose over 50% and BJ Services gained almost 40% for the fiscal year. Patterson’s performance reflects several positive earnings surprises during 2005, as high oil and gas prices led to strong demand for drilling of both commodities; while BJ Services’ performance benefited from robust pricing in their pressure pumping business.

The Financial sector also exhibited strength throughout the year, again helped by stock selection. E*Trade Financial led the sector performance, rising over 40%. Originally thought to be in a challenging competitive position after two of its largest online brokerage competitors merged, E*Trade rebounded when it announced two acquisitions of its own. In combination with E*Trade’s organic growth, spurred by its unique brokerage-banking offering, these two acquisitions should sustain healthy growth for some time.

On a relative basis, the Fund struggled to overcome difficult stock selection in the Healthcare, Industrial, and Information Technology sectors. Despite the strong performance of Healthcare stocks in general, reflecting a perceived safe-haven in a rising interest rate environment, some of our names dealt with company specific issues that marred returns. Cephalon, for example, was sold due to our stop-loss discipline. While we purchased Cephalon based on the strength of its pipeline of potential new products, interim concerns regarding patent expirations weighed on the stock during our holding period.

Unlike Healthcare, the Industrial sector was weaker on the whole as speculation about an economic slowdown mounted through much of the period. One example of a company that felt this pressure acutely was Dover Corp. Dover is a diversified manufacturing concern with significant exposure to general economic growth in areas ranging from energy to industrial printing. While Dover never announced substantial negative news during our holding period, the sentiment in the group was sufficient to drag the stock down until it triggered our relative stop-loss discipline. Dycom Industries also hurt the Industrial sector performance. We purchased this stock as it appeared to be receiving a substantial tailwind in the form of a large contract from Verizon. Unfortunately, while the contract was indeed large, Dycom’s inability as a small company to handle the staffing and other operational challenges of the deal caused management to guide down earnings estimates twice, after which we sold the stock.

We regret to report that due to the Fund’s small amount of assets, the investment team at Rorer and the Fund’s Trustees have elected to close and liquidate the Fund effective January 31st, 2006. It is expected that the cash proceeds of the liquidation will be distributed to shareholders promptly following the liquidation date. The Rorer Large-Cap Fund will remain in operation. If you have any questions, please contact us at 1-800-835-3879.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in an account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Rorer Mid-Cap Fund

Portfolio Manager Comments (continued)

The views expressed represent the opinions of Rorer Asset Management, LLC as of 10/31/05 and are not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

Rorer Mid-Cap’s cumulative total return is based on the daily change in nest asset value (NAV), and assumes that all distributions were reinvested. The S&P MidCap 400 Index is the most widely used index for mid-sized companies and covers approximately 7% of the U.S. equities market. Unlike the Fund, the S&P MidCap 400 Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Rorer Mid-Cap Fund on December 19, 2001, (commencement of operations) to a $10,000 investment made in the Index for the same time period. The listed returns for the Fund are net of expenses and the returns for the Index exclude expenses. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

Rorer Mid-Cap Fund

Portfolio Manager Comments (continued)

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The table below shows the average annualized total returns for the Rorer Mid-Cap Fund and the S&P MidCap 400 Index since inception through October 31, 2005.

Average Annualized Total Returns:

	One Year	Since Inception*
Rorer Mid-Cap Fund	8.49%	8.16%
S&P MidCap 400 Index	17.65%	10.24%

*	Commencement of operations was December 19, 2001.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our web site at www.managersinvest.com.

Fund Snapshots

October 31, 2005

Portfolio Breakdown

Major Sectors	Rorer Large-Cap Fund Percentage of Net Assets	Percentage of S&P 500 Index	Rorer Mid-Cap Fund Percentage of Net Assets	Percentage of S&P 400 Index
Consumer Discretionary	11.5%	10.8%	14.2%	16.2%
Consumer Staples	8.3	9.8	5.5	3.4
Energy	9.2	9.4	9.4	8.8
Financials	21.9	21.0	23.1	18.5
Health Care	19.4	13.1	9.6	11.8
Industrials	7.9	11.1	6.1	13.2
Information Technology	17.9	15.2	18.5	15.6
Telecommunication Services	2.9	3.1	0.0	0.5
Utilities	0.0	3.5	3.1	7.7
Other Assets and Liabilities	1.0	3.0	10.5	4.3

	100.0%	100.0%	100.0%	100.0%

Any sectors, industries or securities discussed should not be perceived as investment recommendations.

Top Ten Holdings

Rorer Large-Cap Fund		Rorer Mid-Cap Fund
	Percentage of Net Assets		Percentage of Net Assets
Motorola, Inc.	3.7%	Bear Stearns Co., Inc.*	4.4%
AFLAC, Inc.	3.5	Mercury General Corp. *	4.2
Amgen, Inc.	3.1	Fiserv, Inc. *	4.1
McDonald’s Corp.	3.0	Staples, Inc.*	3.9
Microsoft Corp.*	3.0	HCC Insurance Holdings, Inc.	3.4
BellSouth Corp.*	2.9	Reebok International Ltd. *	3.4
Procter & Gamble Co.*	2.9	Computer Sciences Corp.	3.2
Abbott Laboratories Co.*	2.9	Affiliated Computer Services, Inc.	3.2
ExxonMobil Corp.	2.9	Liz Claiborne, Inc.*	3.2
Time Warner Co., Inc.	2.8	PerkinElmer, Inc.	3.1

Top Ten as a Group	30.7%	Top Ten as a Group	36.1%

*	Top Ten Holding at April 30, 2005

Mention of a specific security should not be considered a recommendation to buy or solicitation to sell the security.

Rorer Large-Cap Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares		Value
Common Stocks - 99.0%
Consumer Discretionary - 11.5%
Best Buy Co., Inc.	114	[2]	$5,046
EchoStar Communications Corp.*	486		13,059
McDonald’s Corp.	522		16,495
Time Warner Co., Inc.*	884		15,762
Viacom, Inc., Class B	429		13,286
Total Consumer Discretionary			63,648

Consumer Staples - 8.3%
CVS Corp.	600		14,646
PepsiCo, Inc.	258		15,243
Procter & Gamble Co.	283		15,845
Total Consumer Staples			45,734

Energy - 9.2%
BJ Services Co.	411		14,282
ChevronTexaco Corp.	152		8,675
ConocoPhillips Co.	184		12,030
ExxonMobil Corp.	282		15,831
Total Energy			50,818

Financials - 21.9%
AFLAC, Inc.	411		19,637
American International Group, Inc.	242		15,682
Citigroup, Inc.	344		15,748
Goldman Sachs Group, Inc.	95		12,005
JPMorgan Chase & Co.	411		15,051
MBIA, Inc.	95	[2]	5,533
Morgan Stanley Co.	263		14,310
St. Paul Travelers Companies, Inc., The	321		14,455
U.S. Bancorp	300		8,874
Total Financials			121,295

Health Care - 19.4%
Abbott Laboratories Co.	368		15,842
Amgen, Inc.*	226		17,121
Baxter International Inc.	392		14,986
CIGNA Corp.	103		11,935
Fisher Scientific International, Inc.*	229	[2]	12,938
Johnson & Johnson Co.	191		11,960
Laboratory Corp. of America Holdings*	278		13,414
Quest Diagnostics, Inc.	203		9,482
Total Health Care			107,678

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 7.9%
General Electric Co.	463	$15,700
L-3 Communications Holdings, Inc.	178	13,852
Southwest Airlines Co.	889	14,233
Total Industrials		43,785

Information Technology - 17.9%
Cisco Systems, Inc.*	739	12,896
Corning, Inc.*	478	9,603
Fiserv, Inc.*	306	13,366
Hewlett-Packard Co.	260	7,290
Intel Corp.	591	13,889
Microsoft Corp.	638	16,397
Motorola, Inc.	926	20,520
QUALCOMM, Inc.	133	5,288
Total Information Technology		99,249

Telecommunication Services - 2.9%
BellSouth Corp.	614	15,976

Total Common Stocks (cost $506,708)		548,183

Other Investment Companies - 8.8%[1]
Bank of New York Institutional Cash Reserves Fund, 4.02%[3]	23,003	23,003
JPMorgan Prime Money Market Fund, Institutional Class Shares, 3.73%	25,693	25,693
Total Other Investment Companies (cost $48,696)		48,696
Total Investments - 107.8% (cost $555,404)		596,879
Other Assets, less Liabilities - (7.8)%		(43,144)
Net Assets - 100.0%		$553,735

Note:	Based on the approximate cost of investments of $555,925 for Federal income tax purposes at October 31, 2005, the aggregate gross unrealized appreciation and depreciation were $52,784 and $11,830, respectively, resulting in net unrealized appreciation of investments of $40,954.

*	Non-income-producing securities.
[1]	Yield shown for an investment company represents the October 31, 2005 seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some of these shares, amounting to a market value of $23,517, or 4.2% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

Rorer Mid-Cap Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Common Stocks - 89.5%
Consumer Discretionary - 14.2%
Liz Claiborne, Inc.	713	$25,098
Office Depot, Inc.*	792	21,804
Reebok International Ltd.	468	26,699
Staples, Inc.	1,365	31,026
Williams-Sonoma, Inc.*	211	8,252
Total Consumer Discretionary		112,879

Consumer Staples - 5.5%
Clorox Co.	210	11,365
Pepsi Bottling Group, Inc.	411	11,685
Smithfield Foods, Inc.*	680	20,114
Total Consumer Staples		43,164

Energy - 9.4%
BJ Services Co.	608	21,128
ENSCO International, Inc.	304	13,860
Newfield Exploration Co.*	437	19,809
Patterson-UTI Energy, Inc.	587	20,034
Total Energy		74,831

Financials - 23.1%
Bear Stearns Co., Inc., The	332	35,126
E*Trade Group, Inc.*	1,170	21,704
HCC Insurance Holdings, Inc.	891	26,730
Indymac Mortgage Holdings, Inc.	533	19,897
Janus Capital Group, Inc.	239	4,194
MBIA, Inc.	195	11,357
Mercury General Corp.	549	33,187
SEI Investments Co.	407	15,792
Zions Bancorporation	210	15,429
Total Financials		183,416

Health Care - 9.6%
Fisher Scientific International, Inc.*	328	18,532
Laboratory Corp. of America Holdings*	483	23,305
MGI Pharmaceuticals, Inc.*	935	17,541
Quest Diagnostics, Inc.	363	16,955
Total Health Care		76,333

Industrials - 6.1%
L-3 Communications Holdings, Inc.	293	22,801
Parker Hannifin Corp.	242	15,169

The accompanying notes are an integral part of these financial statements.

Rorer Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials (continued)
Werner Enterprises, Inc.	578	$10,358
Total Industrials		48,328

Information Technology - 18.5%
Affiliated Computer Services, Inc.*	468	25,323
Computer Sciences Corp.*	496	25,420
Fiserv, Inc.*	746	32,585
Kla-Tencor Corp.	509	23,562
Microchip Technology, Inc.	510	15,387
PerkinElmer, Inc.	1,133	25,005
Total Information Technology		147,282

Utilities - 3.1%
Constellation Energy Group	443	24,276

Total Common Stocks (cost $639,842)		710,509

Other Investment Companies - 0.4%[1]
JPMorgan Prime Money Market Fund, Institutional Class Shares, 3.73% (cost $3,377)	3,377	3,377

Total Investments - 89.9% (cost $643,219)		713,886

Other Assets, less Liabilities - 10.1%		80,305
Net Assets - 100.0%		$794,191

Note:	Based on the approximate cost of investments of $645,040 for Federal income tax purposes at October 31, 2005, the aggregate gross unrealized appreciation and depreciation were $78,179 and $9,333, respectively, resulting in net unrealized appreciation of investments of $68,846.

*	Non-income-producing securities.
[1]	Yield shown for an investment company represents the October 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Assets and Liabilities

October 31, 2005

	Rorer Large-Cap Fund	Rorer Mid-Cap Fund
Assets:
Investments at value (including securities on loan valued at $23,517 and $0, respectively)	$596,879	$713,886
Receivable for investments sold	—	100,026
Receivable for Fund shares sold	753	1,210
Receivable due from Advisor	424	2,475
Dividends and other receivables	899	400
Prepaid expenses	3,120	3,937

Total assets	602,075	821,934

Liabilities:
Payable to Custodian	211	—
Payable for investments purchased	—	4,142
Payable upon return of securities loaned	23,003	—
Payable for Fund shares repurchased	1,274	3,257
Accrued expenses:
Other	23,852	20,344

Total liabilities	48,340	27,743

Net Assets	$553,735	$794,191

Shares outstanding	53,244	58,643

Net asset value, offering and redemption price per share	$10.40	$13.54

Net Assets Represent:
Paid-in capital	$376,413	$943,408
Undistributed net investment income	659	—
Accumulated net realized gain (loss) from investments	135,188	(219,884)
Net unrealized appreciation of investments	41,475	70,667

Net Assets	$553,735	$794,191

Investments at cost	$555,404	$643,219

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended October 31, 2005

	Rorer Large-Cap Fund	Rorer Mid-Cap Fund
Investment Income:
Dividend income	$9,183	$1,792
Interest income	678	5,321
Securities lending fees	18	—

Total investment income	9,879	7,113

Expenses:
Investment advisory and management fees	5,466	7,072
Distribution fees	1,608	2,080
Custodian fees	20,888	20,748
Professional fees	16,281	14,112
Registration fees	14,627	14,526
Transfer agent fees	7,117	7,144
Reports to shareholders	1,019	475
Miscellaneous	1,112	971

Total expenses before offsets	68,118	67,128

Less: Expense reimbursements	(58,843)	(55,082)
Expense reductions	—	(179)

Net expenses	9,275	11,867

Net investment income (loss)	604	(4,754)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	140,640	9,790
Net unrealized appreciation (depreciation) of investments	(63,751)	59,620

Net realized and unrealized gain	76,889	69,410

Net Increase in Net Assets
Resulting from Operations	$77,493	$64,656

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Statement of Changes in Net Assets

For the fiscal year ended October 31,

	2005	2004
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$604	$1,179
Net realized gain on investments	140,640	43,688
Net unrealized depreciation of investments	(63,751)	(28,828)

Net increase in net assets resulting from operations	77,493	16,039

Distributions to Shareholders:
From net investment income	(1,216)	—

From Capital Share Transactions:
Proceeds from the sale of shares	94,256	250,163
Reinvestment of dividends	1,216	—
Cost of shares repurchased	(523,944)	(466,676)

Net decrease from capital share transactions	(428,472)	(216,513)

Total decrease in net assets	(352,195)	(200,474)

Net Assets:
Beginning of year	905,930	1,106,404

End of year	$553,735	$905,930

End of year undistributed net investment income	$659	$1,179

Share Transactions:
Sale of shares	8,992	25,438
Shares issued in connection with reinvestment of dividends	116	—
Shares repurchased	(52,553)	(49,720)

Net decrease in shares	(43,445)	(24,282)

The accompanying notes are an integral part of these financial statements.

Rorer Mid-Cap Fund

Statement of Changes in Net Assets

For the fiscal year ended October 31,

	2005	2004
Increase (Decrease) in Net Assets
From Operations:
Net investment loss	$(4,754)	$(8,447)
Net realized gain (loss) on investments	9,790	(214,765)
Net unrealized appreciation (depreciation) of investments	59,620	(57,607)

Net increase (decrease) in net assets resulting from operations	64,656	(280,819)

From Capital Share Transactions:
Proceeds from the sale of shares	302,444	4,525,258
Cost of shares repurchased	(322,059)	(3,996,605)

Net increase (decrease) from capital share transactions	(19,615)	528,653

Total increase in net assets	45,041	247,834

Net Assets:
Beginning of year	749,150	501,316

End of year	$794,191	$749,150

End of year undistributed net investment income	$—	$—

Share Transactions:
Sale of shares	22,914	358,674
Shares repurchased	(24,299)	(343,995)

Net increase (decrease) in shares	(1,385)	14,679

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Financial Highlights

For a share outstanding throughout each period shown

				For the period ended October 31,
	For the fiscal year ended October 31,
	2005	2004	2003	2002*
Net Asset Value, Beginning of Period	$9.37	$9.15	$8.14	$10.00

Income from Investment Operations:
Net investment income	0.02	0.01	0.00 (a)	0.00	(a)
Net realized and unrealized gain (loss) on investments	1.03	0.21	1.02	(1.86)

Total from investment operations	1.05	0.22	1.02	(1.86)

Less Distributions to Shareholders from:
Net investment income	(0.02)	—	(0.01)	—

Net Asset Value, End of Period	$10.40	$9.37	$9.15	$8.14

Total Return (b)	11.23%	2.40%	12.56%	(18.60	)%(c)

Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40	%(d)

Ratio of net investment income to average net assets	0.09%	0.10%	0.10%	0.06	%(d)

Portfolio turnover	67%	75%	42%	36	%(c)

Net assets at end of period (000’s omitted)	$554	$906	$1,106	$421

Expense Offsets (e)
Ratio of total expenses to average net assets	10.59%	7.04%	10.07%	25.01	%(d)

Ratio of net investment loss to average net assets	(9.05)%	(5.54)%	(8.56)%	23.55	%(d)

*	Commencement of operations was December 19, 2001.
(a)	Rounds to less than $0.01.
(b)	Total return and net investment income would have been lower had certain expenses not been reduced.
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio information assuming no reduction of Fund expenses. (See Notes to Financial statements.)

Rorer Mid-Cap Fund

Financial Highlights

For a share outstanding throughout each period shown

	For the fiscal year ended October 31,			For the period ended October 31, 2002*
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.48	$11.05	$9.26	$10.00

Income from Investment Operations:
Net investment loss	(0.08)	(0.14)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.14	1.57 (e)	1.84	(0.72)

Total from investment operations	1.06	1.43	1.79	(0.74)

Net Asset Value, End of Period	$13.54	$12.48	$11.05	$9.26

Total Return (a)	8.49%	12.84%	19.44%	(7.40	)%(b)

Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40	%(c)

Ratio of net investment loss to average net assets	(0.54)%	(0.64)%	(0.45)%	(0.25	)%(c)

Portfolio turnover	108%	411%	57%	58	%(b)

Net assets at end of period (000’s omitted)	$794	$749	$501	$286

Expense Offsets (d)
Ratio of total expenses to average net assets	8.07%	6.24%	20.50%	28.79	%(c)

Ratio of net investment loss to average net assets	(7.21)%	(5.48)%	(19.56)%	(27.64	)%(c)

*	Commencement of operations was December 19, 2001.
(a)	Total return and net investment income would have been lower had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reduction of Fund expenses. (See Notes to Financial Statements.)
(e)	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

Notes to Financial Statements

October 31, 2005

(1) Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: Rorer Large-Cap Fund (“Large-Cap”) and Rorer Mid-Cap Fund (“Mid-Cap”) (each a “Fund” and collectively the “Funds”).

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. Under certain circumstances, the value of the Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Funds may use the fair value of a portfolio security to calculate their NAV’s when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Funds calculate their NAV, (3) the Investment Manager determines that a market quotation is inaccurate, (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV’s, or (5) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”). The Investment Manager monitors intervening events that may affect the value of securities held in the Funds’ portfolios and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end-of-day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Notes to Financial Statements (continued)

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds has a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended October 31, 2005, the custodian expense was reduced $179 under this arrangement for the Mid-Cap Fund.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2005 was as follows:

	Large-Cap		Mid-Cap
	2005	2004	2005	2004
Distributions paid from:
Ordinary Income	$1,216	$—	$—	$—
Short-Term Capital Gains	—	—	—	—
Long-Term Capital Gains	—	—	—	—

	$1,216	$—	$—	$—

As of October 31, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of undistributed net investment income of $659 for Large-Cap and undistributed short-term losses of $218,063 for Mid-Cap.

(e) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Notes to Financial Statements (continued)

(f) Capital Loss Carryovers

As of October 31, 2005, Mid-Cap had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes of $3,231 expiring October 31, 2010, $1,584 expiring October 31, 2011, and $213,248 expiring October 31, 2012.

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with $0.001 par value per share. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2005, certain shareholders, including one affiliated account, each held greater than 10% of the outstanding shares of the Funds as follows: Large-Cap – three own collectively 61%; and Mid-Cap – three own collectively 89%. Transactions by these shareholders may have a material impact on the Funds.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (formerly the Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Rorer Asset Management, LLC (“Rorer”), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and Rorer with respect to each of the Funds. AMG indirectly owns a majority interest in Rorer. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG, and/or Managers Distributors, Inc. (“MDI”).

Each Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of each Fund for its services as subadvisor. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Rorer, Rorer reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Funds to the extent total operating expenses (excluding interest, taxes, brokerage, and other extraordinary expenses) exceed 1.40% of that Funds’ average daily net assets. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such year to exceed 1.40% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. For the fiscal year ended October 31, 2005, the Investment Manager reimbursed Large-Cap $58,843 and Mid-Cap $55,082 and the cumulative amounts of unreimbursed expenses for Large-Cap and Mid-Cap were $251,733 and $238,636, respectively.

Notes to Financial Statements (continued)

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005 the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year (prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Funds and other affiliated funds in the Trust and in the complex.

The Funds are distributed by MDI, a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for the Funds. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of the Funds will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2005, for Large-Cap were $435,101 and $1,043,996, respectively, and for Mid-Cap were $845,823 and $832,439, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

(4) Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, minus any rebate to a borrower. These earnings, after any rebate, are then divided between BNY, as a fee for its services under the program, and the Funds according to agreed-upon rates.

(5) Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

(6) Subsequent Event

The Board of Trustees, at a meeting held on December 2, 2005, unanimously approved a plan to liquidate the Mid-Cap Fund effective on or about January 31, 2006. Effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts

Notes to Financial Statements (continued)

(excluding investments made pursuant to automatic investment programs and reinvestment of any dividends and distributions).

Tax Information (unaudited)

The Funds’ hereby designate the maximum amounts allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 Form 1099-DIV you receive for each Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gains for the Funds for the taxable year ended October 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Trustees of Managers AMG Funds and the Shareholders of the Rorer Large-Cap Fund and Rorer Mid-Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Rorer Large-Cap Fund and Rorer Mid-Cap Fund (hereafter referred to as the “Funds”), at October 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 6 to the Financial Statements, the Board of Trustees approved a plan to liquidate the Rorer Mid-Cap Fund effective January 31, 2006.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2005

Trustees and Officers (unaudited)

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust hold office until a successor has been duly elected and qualified. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Trustees and Officers (continued)

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 36 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (21 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Director, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics) No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 1999 • Oversees 36 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 36 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Annual Renewal of Investment Advisory Agreements

Approval of Investment Management and Subadvisory Agreements on June 3, 2005

On June 3, 2005, the Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreement with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Sub-advisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to each Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (b) the Investment Manager’s ability to supervise the Funds’ other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to implement an expense limitation for each Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations, personnel, and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus. In the course of their deliberations, the Trustees evaluated, among other things:

Annual Renewal of Investment Advisory Agreements (continued)

(a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreements.

Fund Performance. With respect to the Rorer Large-Cap Fund, the Trustees noted that the Fund’s performance for the 1-year and 3-year periods ended March 31, 2005 was below the median of its Peer Group and below the performance of the S&P 500 Index, the Fund’s benchmark index, for all periods. With respect to the Rorer Mid-Cap Fund, the Trustees noted that the Fund’s performance for the 1-year and 3-year periods ended March 31, 2005 was below the median of its Peer Group and below the performance of the S&P Mid Cap 400 Index, the Fund’s benchmark index, for all periods. With respect to both Funds, the Trustees took into account management’s discussion of the reasons for the Fund’s performance results, including that the Subadvisor’s Investment Strategy, which focuses on core positions, has been challenged by the value-oriented market environment that has been prevalent for the past several years. The Trustees concluded that each Fund’s performance has been satisfactory in light of all factors considered.

Advisory and Subadvisory Fees and Profitability. In considering the reasonableness of the advisory fee payable to the Investment Manager and the Subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and, accordingly, evaluated the reasonableness of the advisory and Subadvisory fees separately, as well as on a combined basis, noting that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted the current asset level of each Fund and the impact on profitability of any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager and the Subadvisor under the Investment Management and Subadvisory Agreements and the profitability, if any, to the Investment Manager and the Subadvisor of their relationships with the Funds, the Trustees noted the current asset level of each Fund and the undertakings by the Investment Manager to maintain an expense limitation for each Fund. The Trustees concluded that the profitability, if any, to the Investment Manager and the Subadvisor of their relationships with the Funds is reasonable and that neither the Investment Manager nor the Subadvisor is realizing material benefits from economies of scale that would warrant adjustments to the advisory or Subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to the Rorer Large-Cap Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2005 were higher than the average for the Fund’s Peer Group. The Trustees also noted that the Investment Manager has contractually agreed through March 31, 2006 to limit the Fund’s net annual operating expenses to 1.40%. The Trustees concluded that, in light of the nature,

Annual Renewal of Investment Advisory Agreements (continued)

extent and quality of the services provided by the Investment Manager and the Subadvisor, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Rorer Mid-Cap Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2005 were higher than the average for the Fund’s Peer Group. The Trustees also noted that the Investment Manager has contractually agreed through March 31, 2006 to limit the Fund’s net annual operating expenses to 1.40%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under each of the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management and Subadvisory Agreements would be in the interests of each Fund and its shareholders. Accordingly, on June 3, 2005 the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Rorer Asset Management, LLC

Eight Tower Bridge

161 Washington Street, Suite 1500

Conshohocken, PA 19428

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Bramwell Capital Management, Inc.

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FIRST QUADRANT TAX-MANAGED EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE-CAP EQUITY

Renaissance Investment Management

RORER MID-CAP

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

STRUCTURED CORE

First Quadrant, L.P.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Company, LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 1-800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 1-800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 1-800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent monthly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

AR008-1005

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2005	Fiscal 2004
Rorer Large-Cap Fund	$7,080	$7,080
Rorer Mid-Cap Fund	$6,540	$6,540

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2005	Fiscal 2004
Rorer Large-Cap Fund	$2,500	$3,780
Rorer Mid-Cap Fund	$2,500	$3,240

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$0	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz, President

Date:	January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz, President

Date:	January 3, 2006

By:	/s/ BRUCE M. ARONOW
Bruce M. Aronow, Chief Financial Officer

Date:	January 3, 2006